COUSINS PROPERTIES INCORPORATED
QUARTERLY INFORMATION PACKAGE
For the Quarter Ended September 30, 2013

Certain matters discussed in this news release are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, the availability and terms of capital and financing; the ability to refinance indebtedness as it matures; failure of purchase, sale or other contracts to ultimately close; the availability of buyers and adequate pricing with respect to the disposition of assets; risks and uncertainties related to national and local economic conditions, the real estate industry in general and in specific markets, and the commercial markets in particular; market conditions and changes to the Company's strategy with regard to land and other non-core holdings that require impairment losses to be recognized; the effects of the sale of the Company's third party management business; leasing risks, including the ability to obtain new tenants or renew expiring tenants on favorable terms, and the ability to lease newly developed, recently acquired or current vacant space; financial condition of existing tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments and acquisitions (such as construction delays, cost overruns and leasing risk); loss of key personnel; potential liability for uninsured losses, condemnation or environmental issues; potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; and any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and the Current Report on Form 8-K filed on July 29, 2013. The words “believes,” “expects,” “anticipates,” “estimates,” ”plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

News Release

CONTACT:

Gregg D. Adzema	Cameron Golden
Executive Vice President and	Vice President, Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1116	(404) 407-1984
greggadzema@cousinsproperties.com	camerongolden@cousinsproperties.com

COUSINS REPORTS RESULTS FOR THE THIRD QUARTER OF 2013

Highlights

•	Funds From Operations for the quarter was $0.11 per share.

•	Acquired 5.3 million square-foot office portfolio in Texas.

•	Issued 69 million shares of common stock.

•	Sold the majority of remaining retail assets.

•	Increased same property net operating income for the third quarter 4.5% over prior year.

ATLANTA (October 30, 2013) - Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter ended September 30, 2013.

“The team has worked extremely hard over the past 24 months to transform the company,” said Larry Gellerstedt, President and Chief Executive Officer of Cousins. “This quarter marked an inflection point in that transformation, with a compelling portfolio acquisition in Texas - the largest in our history - and the disposition of our lifestyle and power center holdings.  With significant value creation opportunities in our existing portfolio and in the development pipeline, we are well positioned for a strong 2014.”

Portfolio Activity

•	Leased or renewed 338,000 square feet of space.

•	Weighted average occupancy for the quarter was 90% on a same property basis, up from 88% in the prior year.

Transaction Activity

•
Acquired Greenway Plaza, a 4.3 million square-foot, 10 building office portfolio in Houston, Texas, and 777 Main, a 980,000 square-foot office tower in Fort Worth, Texas. Total purchase price for these assets was $1.1 billion.

•	Completed a public offering of 69 million shares of common stock at $10.00 per share, generating net proceeds of $661.3 million.

•	Sold Tiffany Springs MarketCenter for $53.5 million, generating a gain of $3.7 million.

•
Sold the Company’s interest in CP Venture Two LLC and CP Venture Five LLC in a transaction that valued its interest at $57.4 million prior to allocation of property level debt, generating a gain of $37.0 million.

•
Sold the Company’s interest in CF Murfreesboro Associates in a transaction that valued its interest in The Avenue Murfreesboro at $82.0 million prior to allocation of property level debt, generating a gain of $23.5 million.

•	Closed a non-recourse mortgage loan on Promenade with a principal balance of $114.0 million, a fixed interest rate of 4.27%, and a term of 9 years.

•	Closed a non-recourse mortgage loan on Post Oak Central with a principal balance of $188.8 million, a fixed interest rate of 4.26%, and a term of 7 years.

•	Subsequent to quarter end, the Company formed EP II LLC, an unconsolidated joint venture, for the purpose of developing and operating the second phase of the Emory Point mixed-use property in

Atlanta, Georgia. The second phase will consist of 307 apartments and 43,000 square feet of retail space with a total projected cost of $73.3 million.

Financial Results
FFO was $17.2 million, or $0.11 per share, for the third quarter of 2013 compared with $25.7 million, or $0.25 per share, for the third quarter of 2012. FFO was $42.8 million, or $0.33 per share, for the nine months ended September 30, 2013, compared with $52.3 million, or $0.50 per share, for the same period in 2012.

Net income available to common stockholders was $59.4 million, or $0.36 per share, for the third quarter of 2013, compared with net income available of $9.4 million, or $0.09 per share, for the third quarter of 2012. Net income available was $107.0 million, or $0.83 per share, for the nine months ended September 30, 2013, compared with $2.7 million, or $0.03 per share, for the same period in 2012.

During the third quarter of 2013, the Company recorded several special items in FFO. These items included acquisition and related costs associated with the purchase of Greenway Plaza and 777 Main of $6.8 million, which included $2.6 million in costs associated with a term loan that was never utilized. In addition, the Company recognized an additional gain of $4.5 million associated with the third quarter 2012 sale of its third party management business. The amount of this additional gain was based on revenues generated by this business in the twelve months following the closing of the transaction. The Company also incurred separation expenses of $520,000 during the third quarter primarily related to the sale of its retail assets. FFO before these special items for the three months ended September 30, 2013 was $0.12 per share. The following table reconciles FFO to FFO before these special items for the three months ended September 30, 2013:

	Actual	Per
	($000)	Share
FFO	$17,226	$0.11
Texas acquisition and related costs	6,838	0.04
Gain on sale of third party business	(4,531)	(0.03)
Separation expenses	520	—
FFO before special items	$20,053	$0.12

Investor Conference Call and Webcast
The Company will conduct a conference call at 11:00 a.m. (Eastern Time) on Thursday, October 31, 2013, to discuss the results of the quarter ended September 30, 2013. The number to call for this interactive teleconference is (212) 231-2908.

A replay of the conference call will be available for 14 days by dialing (402) 977-9140 and entering the passcode 21675999. The replay can be accessed on the Company's website, www.cousinsproperties.com, through the “Q3 2013 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page.

Cousins Properties Incorporated is a fully integrated, self-administered and self-managed real estate investment trust (REIT). The Company, based in Atlanta, GA, primarily invests in Class-A office towers located in high growth Sunbelt markets, with a focus on Georgia, Texas and North Carolina.

The Consolidated Statements of Operations, Consolidated Balance Sheets, a schedule entitled Funds From Operations, which reconciles Net Income (Loss) Available to FFO, and a schedule entitled Same Property Information, which reconciles same property net operating income to rental property revenues and rental property expenses, are attached to this press release. More detailed information on Net Income (Loss) Available and FFO results is included in the “Net Income and Funds From Operations - Supplemental Detail” schedule, which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Supplemental Information” and “SEC Filings” links on the “Investor Information & Filings” link of the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1984.

Certain matters discussed in this news release are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, the availability and terms of capital and financing; the ability to refinance indebtedness as it matures; failure of purchase, sale or other contracts to ultimately close; the availability of buyers and adequate pricing with respect to the disposition of assets; risks and uncertainties related to national and local economic conditions, the real estate industry in general and in specific markets, and the commercial markets in particular; market conditions and changes to the Company's strategy with regard to land and other non-core holdings that require impairment losses to be recognized; the effects of the sale of the Company's third party management business; leasing risks, including the ability to obtain new tenants or renew expiring tenants on favorable terms, and the ability to lease newly developed, recently acquired or current vacant space; financial condition of existing tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments and acquisitions (such as construction delays, cost overruns and leasing risk); loss of key personnel; potential liability for uninsured losses, condemnation or environmental issues; potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; and any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and the Current Report on Form 8-K filed on July 29, 2013. The words “believes,” “expects,” “anticipates,” “estimates,” ”plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
REVENUES:
Rental property revenues	$49,208	$31,125	$122,686	$88,347
Fee income	2,420	7,343	8,932	12,985
Land sales	155	732	1,551	2,216
Other	292	86	2,960	1,612
	52,075	39,286	136,129	105,160
COSTS AND EXPENSES:
Rental property operating expenses	22,730	13,946	57,135	38,317
Reimbursed expenses	1,097	1,235	4,365	3,968
Land cost of sales	147	354	1,543	1,333
General and administrative expenses	6,635	6,399	17,257	18,668
Interest expense	5,149	5,793	14,325	17,936
Depreciation and amortization	19,003	10,542	46,243	30,338
Separation expenses	520	574	520	866
Acquisition and related costs	6,859	350	7,427	495
Other	925	1,252	1,715	2,351
	63,065	40,445	150,530	114,272
LOSS ON EXTINGUISHMENT OF DEBT	—	—	—	(94)
LOSS FROM CONTINUING OPERATIONS BEFORE TAXES, UNCONSOLIDATED JOINT VENTURES AND SALE OF INVESTMENT PROPERTIES	(10,990)	(1,159)	(14,401)	(9,206)
PROVISION FOR INCOME TAXES FROM OPERATIONS	(1)	(60)	(3)	(120)
INCOME FROM UNCONSOLIDATED JOINT VENTURES	63,078	2,269	65,862	14,217
INCOME FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	52,087	1,050	51,458	4,891
GAIN ON SALE OF INVESTMENT PROPERTIES	3,801	60	61,384	146
INCOME FROM CONTINUING OPERATIONS	55,888	1,110	112,842	5,037
INCOME FROM DISCONTINUED OPERATIONS:
Income (loss) from discontinued operations	803	4,724	1,394	(1,087)
Gain on sale of investment properties	8,346	7,444	8,527	8,204
	9,149	12,168	9,921	7,117
NET INCOME	65,037	13,278	122,763	12,154
NET (INCOME) LOSS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(3,879)	(608)	(4,901)	259
NET INCOME ATTRIBUTABLE TO CONTROLLING INTEREST	61,158	12,670	117,862	12,413
PREFERRED SHARE ORIGINAL ISSUANCE COSTS	—	—	(2,656)	—
DIVIDENDS TO PREFERRED STOCKHOLDERS	(1,777)	(3,226)	(8,231)	(9,680)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$59,381	$9,444	$106,975	$2,733
PER COMMON SHARE INFORMATION — BASIC AND DILUTED:
Income (loss) from continuing operations attributable to controlling interest	$0.31	$(0.03)	$0.75	$(0.04)
Income from discontinued operations	0.05	0.12	0.08	0.07
Net income available to common stockholders	$0.36	$0.09	$0.83	$0.03
WEIGHTED AVERAGE SHARES — BASIC	163,426	104,193	128,953	104,120
WEIGHTED AVERAGE SHARES — DILUTED	163,603	104,203	129,121	104,125
DIVIDENDS DECLARED PER COMMON SHARE	$0.045	$0.045	$0.135	$0.135

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Net Income Available to Common Stockholders	$59,381	$9,444	$106,975	$2,733
Depreciation and amortization of real estate assets:
Consolidated properties	18,811	10,286	45,679	29,495
Discontinued properties	—	3,600	1,033	10,810
Share of unconsolidated joint ventures	3,079	2,475	10,450	7,631
Impairment loss on depreciable investment property, net of amounts attributable to noncontrolling interests	—	—	—	10,190
Gain on sale of depreciated properties:
Consolidated properties	(3,643)	(60)	(60,709)	(146)
Discontinued properties	(3,371)	(60)	(3,552)	(820)
Share of unconsolidated joint ventures	(60,421)	—	(60,421)	(7,509)
Non-controlling interest related to the sale of depreciated properties	3,390	—	3,390	—
Other	—	—	—	(59)
Funds From Operations Available to Common Stockholders	$17,226	$25,685	$42,845	$52,325
Per Common Share — Basic and Diluted:
Net Income Available	$0.36	$0.09	$0.83	$0.03
Funds From Operations	$0.11	$0.25	$0.33	$0.50
Weighted Average Shares — Basic	163,426	104,193	128,953	104,120
Weighted Average Shares — Diluted	163,603	104,203	129,121	104,125

The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income Loss Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts' ("NAREIT") definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.
Management believes that FFO before special items provides analysts and investors with appropriate information related to its core operations and for the comparability of the results of its operations with other real estate companies.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	September 30, 2013	December 31, 2012
	(unaudited)
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $235,349 and $255,128 in 2013 and 2012, respectively	$1,846,953	$669,652
Projects under development, net of accumulated depreciation of $0 and $183 in 2013 and 2012, respectively	14,576	25,209
Land held	35,305	42,187
Other	—	151
Total properties	1,896,834	737,199
OPERATING PROPERTY AND RELATED ASSETS HELD FOR SALE, net of accumulated depreciation of $2,947 in 2013 and 2012	2,694	1,866
CASH AND CASH EQUIVALENTS	5,408	176,892
RESTRICTED CASH	2,953	2,852
NOTES AND ACCOUNTS RECEIVABLE, net of allowance for doubtful accounts of $1,883 and $1,743 in 2013 and 2012, respectively	11,669	9,972
DEFERRED RENTS RECEIVABLE	37,140	39,378
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	98,183	97,868
OTHER ASSETS	208,885	58,215
TOTAL ASSETS	$2,263,766	$1,124,242
LIABILITIES AND EQUITY
NOTES PAYABLE	$642,834	$425,410
ACCOUNTS PAYABLE AND ACCRUED EXPENSES	53,095	34,751
DEFERRED INCOME	21,781	11,888
OTHER LIABILITIES	80,826	9,240
TOTAL LIABILITIES	798,536	481,289
STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 0 and 2,993,090 shares issued and outstanding in 2013 and 2012, respectively	—	74,827
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 3,791,000 shares issued and outstanding in 2013 and 2012	94,775	94,775
Common stock, $1 par value, 250,000,000 shares authorized, 193,230,213 and 107,660,080 shares issued in 2013 and 2012, respectively	193,230	107,660
Additional paid-in capital	1,420,810	690,024
Treasury stock at cost, 3,570,082 shares in 2013 and 2012	(86,840)	(86,840)
Distributions in excess of cumulative net income	(158,308)	(260,104)
TOTAL STOCKHOLDERS’ INVESTMENT	1,463,667	620,342
Nonredeemable noncontrolling interests	1,563	22,611
TOTAL EQUITY	1,465,230	642,953
TOTAL LIABILITIES AND EQUITY	$2,263,766	$1,124,242

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SAME PROPERTY INFORMATION
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Net Operating Income - Consolidated Properties
Rental property revenues	$49,208	$31,125	$122,686	$88,347
Rental property expenses	(22,730)	(13,946)	(57,135)	(38,317)
Net Operating Income - Consolidated Properties	26,478	17,179	65,551	50,030
Net Operating Income - Discontinued Operations
Rental property revenues	1,237	6,522	3,924	23,468
Rental property expenses	(423)	(1,962)	(1,470)	(7,280)
Net Operating Income - Discontinued Operations	814	4,560	2,454	16,188
Net Operating Income - Unconsolidated Joint Ventures	7,542	5,881	21,571	18,083
Total Net Operating Income	$34,830	$27,620	$89,572	$84,301

Net Operating Income:
Same Property	$15,173	$14,513	$45,540	$43,329
Non-Same Property	19,657	13,107	44,032	40,972
Net Operating Income	$34,830	$27,620	$89,572	$84,301

This schedule shows same property net operating income and the related reconciliation to rental property revenues and rental property expenses. Net Operating Income is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income. Same Property Net Operating Income includes those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that has achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 YTD
Property Statistics
Number of Operating Properties	35	35	32	34	30	30	31	33	24	24
Rentable Square Feet (in thousands)	12,572	12,573	11,688	12,678	11,827	11,827	13,111	13,546	15,799	15,799

Leverage Ratios (1)
Debt/Total Market Capitalization	46%	42%	39%	41%	36%	36%	32%	32%	30%	30%
Debt/Total Undepreciated Assets	37%	38%	36%	38%	35%	35%	35%	33%	31%	31%
Debt + Preferred/Total Market Capitalization	57%	52%	49%	51%	47%	47%	41%	37%	33%	33%
Debt + Preferred/Total Undepreciated Assets	46%	47%	45%	47%	45%	45%	44%	38%	34%	34%

Coverage Ratios (1)
Interest Coverage	3.10	3.32	3.41	3.86	3.54	3.53	3.28	4.13	3.98	3.80
Fixed Charges Coverage	1.91	1.93	1.94	2.22	2.05	2.03	1.86	2.36	2.73	2.30
Debt/Annualized EBITDA	6.45	7.01	6.53	6.56	6.00	6.00	7.01	5.73	7.59	7.59

Dividend Ratios (1)
FFO Payout Ratio	(24)%	35%	36%	18%	33%	28%	41%	38%	50%	44%
FFO Before Certain Charges Payout Ratio	35%	37%	35%	29%	30%	32%	40%	32%	43%	38%
FAD Payout Ratio	(17)%	55%	59%	25%	57%	43%	79%	68%	85%	78%
FAD Before Certain Charges Payout Ratio	79%	60%	58%	49%	49%	54%	76%	49%	66%	62%

Operations Ratios (1)
General and Administrative Expenses/Revenues (2)	12.7%	14.0%	12.2%	9.8%	13.2%	12.2%	14.7%	10.0%	12.4%	12.3%
Annualized General and Administrative Expenses/Total Undepreciated Assets	1.3%	1.4%	1.3%	1.2%	1.3%	1.2%	1.4%	1.0%	0.9%	0.9%

(1) See calculations and reconciliations of Non-GAAP financial measures.
(2) Includes discontinued operations.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUMMARY (1)
($ in thousands, except per share amounts)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 YTD
Net Operating Income
Office	75,388	20,598	20,013	20,451	19,845	80,907	21,837	23,894	30,308	76,039
Retail	31,583	8,658	7,415	7,168	6,188	29,429	4,290	4,302	3,663	12,255
Other	3,583	1	—	—	120	121	43	376	861	1,280
Total Net Operating Income	110,554	29,257	27,428	27,619	26,153	110,457	26,170	28,572	34,832	89,574
Sales Less Cost of Sales
Land	5,236	385	89	378	4,063	4,915	243	276	725	1,244
Other	2,250	(1)	53	—	257	309	168	(8)	(6)	154
Total Sales Less Cost of Sales	7,486	384	142	378	4,320	5,224	411	268	719	1,398
Fee Income	13,821	2,856	2,786	7,343	4,812	17,797	3,580	2,931	2,420	8,931
Third Party Management and Leasing Revenues	19,359	4,711	6,029	4,789	836	16,365	74	2	—	76
Other Income	2,204	1,507	112	3,329	205	5,153	282	2,064	303	2,649
Total Fee and Other Income	35,384	9,074	8,927	15,461	5,853	39,315	3,936	4,997	2,723	11,656
Gain on Sale of Third Party Management and Leasing Business	—	—	—	7,384	75	7,459	—	—	4,531	4,531
Third Party Management and Leasing Expenses	(16,585)	(4,300)	(4,607)	(4,260)	(508)	(13,675)	(53)	(27)	(14)	(94)
Reimbursed Expenses	(6,208)	(1,376)	(1,357)	(1,235)	(3,095)	(7,063)	(1,910)	(1,359)	(1,097)	(4,366)
Separation Expenses	(197)	(213)	(79)	(574)	(1,118)	(1,985)	—	—	(520)	(520)
General and Administrative Expenses	(24,166)	(6,623)	(5,646)	(5,255)	(5,684)	(23,208)	(6,069)	(4,552)	(6,635)	(17,256)
Loss on Debt Extinguishment	(74)	(94)	—	—	—	(94)	—	—	—	—
Interest Expense	(32,515)	(7,447)	(6,937)	(6,759)	(7,011)	(28,154)	(6,645)	(6,573)	(7,224)	(20,442)
Impairment Loss	(129,134)	—	—	(488)	—	(488)	—	—	—	—
Other Expenses	(6,990)	(1,551)	(1,232)	(3,040)	(1,388)	(7,209)	(946)	(1,071)	(8,092)	(10,109)
Income Tax Benefit (Provision)	186	(27)	(33)	(60)	30	(90)	(1)	(1)	(1)	(3)
Depreciation and Amortization of Non-Real Estate Assets	(1,708)	(369)	(228)	(261)	(232)	(1,090)	(205)	(213)	(219)	(637)
Preferred Stock Dividend	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)	(5,883)	(1,777)	(10,887)
FFO	(76,875)	13,488	13,152	25,685	14,167	66,492	11,461	14,158	17,226	42,845
Weighted Average Shares - Basic	103,651	104,000	104,165	104,193	104,109	104,117	104,119	118,661	163,426	128,953
Weighted Average Shares - Diluted	103,655	104,000	104,165	104,203	104,132	104,125	104,252	118,845	163,603	129,121
FFO per Share - Basic and Diluted	(0.74)	0.13	0.13	0.25	0.14	0.64	0.11	0.12	0.11	0.33

(1) Amounts may differ slightly from other schedules herein due to rounding.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)
($ in thousands, except per share amounts)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 YTD
NET OPERATING INCOME
OFFICE:
CONSOLIDATED PROPERTIES:
GREENWAY PLAZA	—	—	—	—	—	—	—	—	5,103	5,103
POST OAK CENTRAL	—	—	—	—	—	—	2,459	4,328	4,498	11,285
191 PEACHTREE TOWER	14,044	3,789	3,745	3,899	3,789	15,222	4,064	4,021	3,982	12,067
THE AMERICAN CANCER SOCIETY CENTER	11,571	2,872	2,581	2,744	2,832	11,029	2,881	2,932	2,911	8,724
PROMENADE	693	2,014	2,324	2,124	2,286	8,748	2,485	2,235	2,453	7,173
NORTH POINT CENTER EAST	6,363	1,254	1,268	1,142	1,521	5,185	1,373	1,452	1,508	4,333
816 CONGRESS AVENUE	—	—	—	—	—	—	—	1,098	1,498	2,596
MERIDIAN MARK PLAZA	3,863	1,015	996	1,013	1,009	4,033	1,037	1,011	1,056	3,104
2100 ROSS AVENUE	—	—	—	876	635	1,511	1,101	1,305	965	3,371
777 MAIN	—	—	—	—	—	—	—	—	699	699
LAKESHORE PARK PLAZA	2,099	559	559	513	535	2,166	592	532	540	1,664
THE POINTS AT WATERVIEW	1,824	504	557	516	488	2,065	505	464	449	1,418
600 UNIVERSITY PARK PLACE	1,189	384	354	376	388	1,502	412	390	399	1,201
TERMINUS 100 (2)	15,537	4,063	4,039	3,922	3,785	15,809	1,627	(1)	58	1,684
OTHER	(6)	(5)	(25)	(3)	(8)	(41)	(7)	(1)	(5)	(13)
SUBTOTAL - OFFICE CONSOLIDATED	57,177	16,449	16,398	17,122	17,260	67,229	18,529	19,766	26,114	64,409

UNCONSOLIDATED PROPERTIES:
TERMINUS 100 (2)	—	—	—	—	—	—	1,208	1,821	1,938	4,967
TERMINUS 200 (3)	463	358	374	439	374	1,545	898	1,144	1,093	3,135
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	3,822	970	920	950	918	3,758	981	956	968	2,905
GATEWAY VILLAGE (4)	1,208	302	302	302	302	1,208	302	302	302	906
OTHER (5)	8,099	2,031	1,671	1,519	1,019	6,240	(16)	(20)	(16)	(52)
SUBTOTAL - OFFICE UNCONSOLIDATED	13,592	3,661	3,267	3,210	2,613	12,751	3,373	4,203	4,285	11,861

DISCONTINUED OPERATIONS (6)	4,619	488	348	119	(28)	927	(65)	(75)	(91)	(231)

TOTAL - OFFICE NET OPERATING INCOME	75,388	20,598	20,013	20,451	19,845	80,907	21,837	23,894	30,308	76,039

RETAIL:
CONSOLIDATED PROPERTIES:
MAHAN VILLAGE	—	—	—	55	259	314	390	389	363	1,142
OTHER	(3)	—	4	2	—	6	(2)	1	1	—
SUBTOTAL - RETAIL CONSOLIDATED	(3)	—	4	57	259	320	388	390	364	1,142

UNCONSOLIDATED PROPERTIES:
CW INVESTMENTS (7)	2,410	610	610	591	587	2,398	580	578	579	1,737
EMORY POINT	—	—	—	(9)	19	10	274	344	303	921
OTHER (8)	8,256	1,998	2,056	2,089	2,168	8,311	2,177	2,078	1,510	5,765
SUBTOTAL - RETAIL UNCONSOLIDATED	10,666	2,608	2,666	2,671	2,774	10,719	3,031	3,000	2,392	8,423

DISCONTINUED OPERATIONS (9)	20,920	6,050	4,745	4,440	3,155	18,390	871	912	907	2,690

TOTAL - RETAIL NET OPERATING INCOME	31,583	8,658	7,415	7,168	6,188	29,429	4,290	4,302	3,663	12,255

OTHER:
UNCONSOLIDATED PROPERTIES:
EMORY POINT RESIDENTIAL	—	—	—	—	122	122	44	376	861	1,281
SUBTOTAL - OTHER UNCONSOLIDATED	—	—	—	—	122	122	44	376	861	1,281

DISCONTINUED OPERATIONS OTHER (10)	3,583	1	—	—	(2)	(1)	(1)	—	—	(1)

TOTAL - OTHER NET OPERATING INCOME	3,583	1	—	—	120	121	43	376	861	1,280

TOTAL NET OPERATING INCOME	110,554	29,257	27,428	27,619	26,153	110,457	26,170	28,572	34,832	89,574

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)
($ in thousands, except per share amounts)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 YTD
SALES LESS COST OF SALES
LAND SALES LESS COST OF SALES - CONSOLIDATED	3,382	385	89	378	4,063	4,915	243	276	610	1,129
LAND SALES LESS COST OF SALES - UNCONSOLIDATED	1,854	—	—	—	—	—	—	—	115	115
SUBTOTAL - LAND SALES LESS COST OF SALES	5,236	385	89	378	4,063	4,915	243	276	725	1,244

OTHER - CONSOLIDATED	2,177	—	55	—	226	281	158	—	—	158
OTHER - UNCONSOLIDATED	73	(1)	(2)	—	31	28	10	(8)	(6)	(4)
SUBTOTAL - OTHER SALES LESS COST OF SALES	2,250	(1)	53	—	257	309	168	(8)	(6)	154

TOTAL SALES LESS COST OF SALES	7,486	384	142	378	4,320	5,224	411	268	719	1,398

FEE INCOME
DEVELOPMENT FEES	2,850	525	640	5,278	2,616	9,059	1,335	585	594	2,514
MANAGEMENT FEES (11)	8,857	2,099	2,051	1,944	2,070	8,164	2,030	2,146	1,793	5,969
LEASING & OTHER FEES	2,114	232	95	121	126	574	215	200	33	448
TOTAL - FEE INCOME	13,821	2,856	2,786	7,343	4,812	17,797	3,580	2,931	2,420	8,931

THIRD PARTY MANAGEMENT AND LEASING REVENUES
DEVELOPMENT FEES	1,374	314	272	296	37	919	—	2	(2)	—
MANAGEMENT FEES (12)	13,062	3,396	3,452	3,553	380	10,781	(3)	—	—	(3)
LEASING & OTHER FEES	4,923	1,001	2,305	940	419	4,665	77	—	2	79
TOTAL - THIRD PARTY MANAGEMENT AND LEASING REVENUES	19,359	4,711	6,029	4,789	836	16,365	74	2	—	76

OTHER INCOME
TERMINATION FEES	1,549	43	21	—	64	128	19	1,965	155	2,139
TERMINATION FEES - DISCONTINUED OPERATIONS	77	192	13	3,232	75	3,512	—	—	—	—
INTEREST AND OTHER INCOME	539	1,289	92	95	69	1,545	267	108	144	519
INTEREST AND OTHER INCOME - DISCONTINUED OPERATIONS	39	(17)	(14)	2	(3)	(32)	(4)	(9)	4	(9)
TOTAL INTEREST INCOME & OTHER	2,204	1,507	112	3,329	205	5,153	282	2,064	303	2,649

TOTAL FEE AND OTHER INCOME	35,384	9,074	8,927	15,461	5,853	39,315	3,936	4,997	2,723	11,656

GAIN ON SALE OF THIRD PARTY MANAGEMENT AND LEASING BUSINESS	—	—	—	7,384	75	7,459	—	—	4,531	4,531

THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(16,585)	(4,300)	(4,607)	(4,260)	(508)	(13,675)	(53)	(27)	(14)	(94)

REIMBURSED EXPENSES	(6,208)	(1,376)	(1,357)	(1,235)	(3,095)	(7,063)	(1,910)	(1,359)	(1,097)	(4,366)

SEPARATION EXPENSES	(197)	(213)	(79)	(574)	(1,118)	(1,985)	—	—	(520)	(520)

GENERAL AND ADMINISTRATIVE EXPENSES	(24,166)	(6,623)	(5,646)	(5,255)	(5,684)	(23,208)	(6,069)	(4,552)	(6,635)	(17,256)

LOSS ON DEBT EXTINGUISHMENT	(74)	(94)	—	—	—	(94)	—	—	—	—

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)
($ in thousands, except per share amounts)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 YTD
INTEREST EXPENSE
CONSOLIDATED DEBT:
THE AMERICAN CANCER SOCIETY CENTER	(8,979)	(2,230)	(2,223)	(2,242)	(2,237)	(8,932)	(2,183)	(2,200)	(2,219)	(6,602)
191 PEACHTREE TOWER	—	(28)	(891)	(891)	(891)	(2,701)	(890)	(871)	(861)	(2,622)
UNSECURED CREDIT FACILITY	(6,205)	(1,648)	(777)	(725)	(562)	(3,712)	(546)	(522)	(608)	(1,676)
POST OAK CENTRAL	—	—	—	—	—	—	—	—	(565)	(565)
MERIDIAN MARK PLAZA	(1,630)	(404)	(403)	(402)	(400)	(1,609)	(399)	(397)	(396)	(1,192)
PROMENADE	—	—	—	—	—	—	—	—	(338)	(338)
THE POINTS AT WATERVIEW	(958)	(235)	(234)	(232)	(230)	(931)	(228)	(227)	(225)	(680)
MAHAN VILLAGE	—	—	(20)	(43)	(59)	(122)	(65)	(81)	(56)	(202)
TERMINUS 100 (2)	(7,328)	(1,816)	(1,808)	(1,802)	(1,795)	(7,221)	(725)	—	—	(725)
NORTH POINT CENTER EAST	(2,130)	(332)	(8)	—	—	(340)	—	—	—	—
600 UNIVERSITY PARK PLACE	(559)	—	—	—	—	—	—	—	—	—
LAKESHORE PARK PLAZA	(548)	—	—	—	—	—	—	—	—	—
OTHER	(47)	(1)	—	—	—	(1)	—	—	—	—
CAPITALIZED	600	426	489	544	177	1,636	101	57	119	277
SUBTOTAL - CONSOLIDATED	(27,784)	(6,268)	(5,875)	(5,793)	(5,997)	(23,933)	(4,935)	(4,241)	(5,149)	(14,325)

UNCONSOLIDATED DEBT:
TERMINUS 100 (2)	—	—	—	—	—	—	(530)	(893)	(887)	(2,310)
TERMINUS 200 (3)	(393)	(126)	(129)	(129)	(128)	(512)	(199)	(390)	(390)	(979)
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	(1,441)	(355)	(353)	(351)	(349)	(1,408)	(347)	(341)	(336)	(1,024)
EMORY POINT	—	—	—	—	(59)	(59)	(155)	(229)	(244)	(628)
THE AVENUE MURFREESBORO	(1,812)	(444)	(437)	(438)	(430)	(1,749)	(431)	(431)	(175)	(1,037)
THE AVENUE EAST COBB	(196)	(49)	(48)	(48)	(48)	(193)	(48)	(48)	(43)	(139)
TEN PEACHTREE PLACE	(730)	(180)	(80)	—	—	(260)	—	—	—	—
TEMCO ASSOCIATES	(98)	(25)	(15)	—	—	(40)	—	—	—	—
CL REALTY	(61)	—	—	—	—	—	—	—	—	—
SUBTOTAL - UNCONSOLIDATED	(4,731)	(1,179)	(1,062)	(966)	(1,014)	(4,221)	(1,710)	(2,332)	(2,075)	(6,117)

TOTAL INTEREST EXPENSE	(32,515)	(7,447)	(6,937)	(6,759)	(7,011)	(28,154)	(6,645)	(6,573)	(7,224)	(20,442)

IMPAIRMENT LOSSES
IMPAIRMENT LOSS - CONSOLIDATED	(100,131)	—	—	(488)	—	(488)	—	—	—	—
IMPAIRMENT LOSS - UNCONSOLIDATED INVESTMENTS	(29,003)	—	—	—	—	—	—	—	—	—
TOTAL - IMPAIRMENT LOSSES	(129,134)	—	—	(488)	—	(488)	—	—	—	—

OTHER EXPENSES
NONCONTROLLING INTERESTS	(2,087)	(574)	(631)	(608)	(604)	(2,415)	(507)	(515)	(489)	(1,511)
PROPERTY TAXES & OTHER HOLDING COSTS	(2,394)	(433)	(320)	(518)	(467)	(1,738)	(274)	(242)	(827)	(1,343)
PREDEVELOPMENT & OTHER	(1,574)	(187)	(76)	(1,397)	37	(1,623)	(42)	(63)	(104)	(209)
ACQUISITION AND RELATED COSTS	(468)	(78)	(67)	(350)	(299)	(794)	(235)	(333)	(6,859)	(7,427)
OTHER - UNCONSOLIDATED	(467)	(279)	(138)	(167)	(55)	(639)	112	82	187	381
TOTAL - OTHER EXPENSES	(6,990)	(1,551)	(1,232)	(3,040)	(1,388)	(7,209)	(946)	(1,071)	(8,092)	(10,109)

INCOME TAX (PROVISION) BENEFIT	186	(27)	(33)	(60)	30	(90)	(1)	(1)	(1)	(3)

DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS
CONSOLIDATED	(1,688)	(364)	(223)	(256)	(232)	(1,075)	(183)	(189)	(192)	(564)
SHARE OF UNCONSOLIDATED JOINT VENTURES	(20)	(5)	(5)	(5)	—	(15)	(22)	(24)	(27)	(73)
TOTAL - NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	(1,708)	(369)	(228)	(261)	(232)	(1,090)	(205)	(213)	(219)	(637)

PREFERRED STOCK DIVIDENDS AND ORIGINAL ISSUANCE COSTS	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)	(5,883)	(1,777)	(10,887)

FFO	(76,875)	13,488	13,152	25,685	14,167	66,492	11,461	14,158	17,226	42,845
WEIGHTED AVERAGE SHARES - BASIC	103,651	104,000	104,165	104,193	104,109	104,117	104,119	118,661	163,426	128,953
WEIGHTED AVERAGE SHARES - DILUTED	103,655	104,000	104,165	104,203	104,132	104,125	104,252	118,845	163,603	129,121
FFO PER SHARE - BASIC AND DILUTED	(0.74)	0.13	0.13	0.25	0.14	0.64	0.11	0.12	0.11	0.33

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)
($ in thousands, except per share amounts)

(1) Amounts may differ slightly from other schedules contained herein due to rounding.
(2) In the first quarter of 2013, the Company formed a 50/50 joint venture for both Terminus 100 and Terminus 200. The Terminus 100 Consolidated line represents the Company's share for the period prior to the joint venture formation, the Terminus 100 Unconsolidated line represents the Company's share for the period subsequent to the joint venture formation.

(3) In the first quarter of 2013, the Company formed a 50/50 joint venture for both Terminus 100 and Terminus 200. The first quarter 2013 Terminus 200 line includes the Company's share for both the Company's 20% share of the previous MSREF/T200 Joint Venture and the Company’s 50% share subsequent to the joint venture formation.

(4) The Company receives an 11.46% current return on its $10.4 million investment in Gateway Village and recognizes this amount as NOI from this venture. See Joint Venture Information included herein for further details.

(5) Other includes sold unconsolidated properties as well as Other Unconsolidated NOI. The sold unconsolidated properties include: Palisades West, Ten Peachtree Place, and Presbyterian Medical Plaza. Previous quarters were restated to be consistent with the new presentation.

(6) Discontinued Office Properties includes the discontinued NOI for the following consolidated Office Properties: Cosmopolitan Center, One Georgia Center, 8995 Westside Parkway, Galleria 75 and Inhibitex.

(7) The Company recognizes a 16.00% return on its investment in CW Investments as NOI from this investment. As of December 31, 2012, its investment in CW Investments was $14.4 million. CW Investments has an investment in four retail properties: Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village and Highland City Town Center. See Joint Information included herein for further details.

(8) Other includes sold unconsolidated properties as well as Other Unconsolidated NOI. The sold unconsolidated properties include: North Point MarketCenter, Viera MarketCenter, Greenbrier MarketCenter, Los Altos MarketCenter, The Avenue Murfreesboro, The Avenue East Cobb, The Avenue West Cobb, The Avenue Peachtree City, and The Avenue Viera. Previous quarters were restated to be consistent with the new presentation.

(9) Discontinued Retail Properties includes the discontinued NOI for the following consolidated Retail Properties: Tiffany Springs MarketCenter, The Avenue Forsyth, The Avenue Webb Gin, The Avenue Collierville and San Jose MarketCenter.

(10) Discontinued Other Properties includes the discontinued NOI for the following consolidated Industrial Properties: King Mill Building 3, Jefferson Mill Building A and Lakeside Building 20.
(11) Management Fees include reimbursed expenses that are included in the "Reimbursed Expenses" line item.
(12) Management Fees related to third party management fee revenues include reimbursed expenses that are included in the "Third Party Management and Leasing Expenses" line item.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
PORTFOLIO LISTING
OPERATING PROPERTIES
As of and for the Three Months Ended September 30, 2013

					Company's Share
	Property Description	Metropolitan Area	Rentable Square Feet	Company's Ownership Interest	End of Period Leased 3Q 13	End of Period Leased 2Q 13	Weighted Average Occupancy 3Q 13 (1)	Weighted Average Occupancy 2Q 13 (1)	% of Total Net Operating Income (2)	Property Level Debt ($000)
I.	OFFICE PROPERTIES
	191 Peachtree Tower	Atlanta	1,225,000	100%	87%	86%	86%	87%	12%	100,000
	The American Cancer Society Center	Atlanta	996,000	100%	82%	83%	83%	83%	9%	133,112
	Promenade (3)	Atlanta	777,000	100%	87%	87%	69%	67%	7%	114,000
	Terminus 100	Atlanta	655,000	50%	96%	96%	96%	96%	6%	67,249
	North Point Center East (4)	Atlanta	540,000	100%	93%	92%	92%	91%	5%	—
	Terminus 200	Atlanta	566,000	50%	88%	88%	88%	88%	3%	41,000
	Meridian Mark Plaza	Atlanta	160,000	100%	98%	98%	98%	98%	3%	25,910
	Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	50%	99%	100%	98%	99%	3%	37,500
	Inhibitex (6)	Atlanta	51,000	100%	100%	—%	—%	—%	—%	—
	GEORGIA		5,328,000						48%	518,771

	Greenway Plaza (7)	Houston	4,343,000	100%	95%	N/A	95%	N/A	16%	—
	Post Oak Central (8)	Houston	1,280,000	100%	94%	93%	92%	92%	14%	188,830
	816 Congress	Austin	435,000	100%	76%	76%	75%	76%	5%	—
	2100 Ross Avenue	Dallas	844,000	100%	81%	81%	59%	65%	3%	—
	777 Main	Fort Worth	980,000	100%	91%	N/A	92%	N/A	2%	—
	The Points at Waterview	Dallas	203,000	100%	88%	88%	90%	89%	1%	15,270
	TEXAS		8,116,000						41%	204,100

	Lakeshore Park Plaza (3)	Birmingham	197,000	100%	99%	99%	97%	96%	2%	—
	600 University Park Place (3)	Birmingham	123,000	100%	98%	98%	98%	98%	1%	—
	ALABAMA		320,000						3%	—

	Gateway Village (5)	Charlotte	1,065,000	50%	100%	100%	100%	100%	1%	28,231
	NORTH CAROLINA		1,065,000						1%	28,231

	TOTAL OFFICE PROPERTIES		14,829,000						93%	751,102

II.	RETAIL PROPERTIES
	Mt. Juliet Village (5)	Nashville	91,000	50.5%	74%	80%	72%	80%	1%	3,069
	The Shops of Lee Village (5)	Nashville	74,000	50.5%	89%	89%	87%	89%	—%	2,770
	Creek Plantation Village (5)	Chattanooga	78,000	50.5%	98%	98%	98%	98%	—%	3,021
	TENNESSEE		243,000						1%	8,860

	Emory Point	Atlanta	80,000	75%	82%	82%	82%	79%	1%	6,981
	GEORGIA		80,000						1%	6,981

	Mahan Village (3)	Tallahassee	147,000	100%	90%	90%	90%	90%	1%	14,463
	Highland City Town Center (5)	Lakeland	96,000	50.5%	86%	87%	84%	87%	1%	5,205
	FLORIDA		243,000						2%	19,668

	TOTAL RETAIL PROPERTIES		566,000						4%	35,509

III.	APARTMENTS
	Emory Point	Atlanta	404,000	75%	92%	75%	91%	58%	3%	35,254
	GEORGIA

	TOTAL PORTFOLIO		15,799,000						100%	821,865

(1)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.
(2)	Calculation is based on amounts for the three months ended September 30, 2013.
(3)	This property is shown as 100% as it is owned through a consolidated joint venture. See Joint Venture Information included herein for further details.
(4)	Contains 4 Buildings - 100 North Point Center East, 200 North Point Center East, 333 North Point Center East and 555 North Point Center East.
(5)
This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(6)	This property was classified as held for sale as of September 30, 2013.
(7)
Contains 10 Buildings - One Greenway Plaza, Two Greenway Plaza, Three Greenway Plaza, Four Greenway Plaza, Five Greenway Plaza, 3800 Buffalo Speedway, Eight Greenway Plaza, Nine Greenway Plaza, Eleven Greenway Plaza, and Twelve Greenway Plaza.

(8)	Contains 3 Buildings - Post Oak Central I, Post Oak Central II, and Post Oak Central III.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SAME PROPERTY PERFORMANCE (1)
LEASING AND OCCUPANCY

	Property Description	Percent Leased 3Q12	Percent Leased 2Q13	Percent Leased 3Q13	Weighted Average Occupancy 3Q12 (2)	Weighted Average Occupancy 2Q13 (2)	Weighted Average Occupancy 3Q13 (2)

	Emory University Hospital Midtown Medical Office Tower	99%	100%	99%	96%	99%	98%
	Meridian Mark Plaza	98%	98%	98%	97%	98%	98%
	Terminus 100	96%	96%	96%	94%	96%	96%
	North Point Center East (3)	94%	92%	93%	82%	91%	92%
	Terminus 200	88%	88%	88%	88%	88%	88%
	191 Peachtree Tower	87%	86%	87%	82%	87%	86%
	The American Cancer Society Center	83%	83%	82%	84%	83%	83%
	GEORGIA	89%	88%	89%	86%	88%	88%

	The Points at Waterview	90%	88%	88%	90%	89%	90%
	TEXAS	90%	88%	88%	90%	89%	90%

	Lakeshore Park Plaza	97%	99%	99%	96%	96%	97%
	600 University Park Place	95%	98%	98%	94%	98%	98%
	ALABAMA	96%	99%	99%	95%	97%	97%

	Gateway Village	100%	100%	100%	100%	100%	100%
	NORTH CAROLINA	100%	100%	100%	100%	100%	100%

	TOTAL PROPERTIES	91%	90%	90%	88%	90%	90%

(1)	Same Properties include those office properties that were operational and stabilized on January 1, 2012, excluding properties subsequently sold.
(2)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.
(3)	Contains 4 Buildings - 100 North Point Center East, 200 North Point Center East, 333 North Point Center East and 555 North Point Center East.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SAME PROPERTY PERFORMANCE (1)
NET OPERATING INCOME
($ in thousands)

	Three Months Ended
	September 30, 2013	September 30, 2012	June 30, 2013	3Q13 vs. 3Q12 % Change	3Q13 vs. 2Q13 % Change
Rental Property Revenues (2)	26,483	25,470	26,036	4.0%	1.7%
Rental Property Operating Expenses (2)	11,310	10,957	11,016	3.2%	2.7%
Same Property Net Operating Income	15,173	14,513	15,020	4.5%	1.0%

Cash Basis Same Property Net Operating Income (3)	14,053	13,628	13,978	3.1%	0.5%

	Nine Months Ended
	September 30,
	2013	2012	% Change
Rental Property Revenues (2)	78,408	75,067	4.5%
Rental Property Operating Expenses (2)	32,868	31,738	3.6%
Same Property Net Operating Income	45,540	43,329	5.1%

Cash Basis Same Property Net Operating Income (3)	41,984	40,129	4.6%

(1) Same Properties include those office properties that were operational and stabilized on January 1, 2012, excluding properties subsequently sold.
(2) Rental Property Revenues and Expenses includes results for the Company and its share of unconsolidated joint ventures.
(3) Cash Basis Same Property Net Operating Income includes that of the Company and its share of unconsolidated joint ventures. It represents Net Operating Income excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SQUARE FEET EXPIRING
As of September 30, 2013

OFFICE

As of September 30, 2013, the Company's office portfolio included 18 commercial office properties. The weighted average remaining lease term of these office properties was approximately six years. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

Company Share	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022 & Thereafter	Total
Square Feet Expiring	386,165	903,294	1,011,066	1,406,699	1,513,729	1,201,881	580,035	654,773	812,525	3,852,116	12,322,283
% of Leased Space	3%	7%	8%	11%	12%	10%	5%	5%	7%	32%	100%
Annual Contractual Rent ($000s) (1)	$4,986	$17,492	$20,594	$26,580	$30,283	$25,541	$12,811	$15,674	$19,334	$92,099	$265,394
Annual Contractual Rent per Square Foot (1)	$12.91	$19.36	$20.37	$18.90	$20.01	$21.25	$22.09	$23.94	$23.80	$23.91	$21.54

RETAIL

As of September 30, 2013, the Company's retail portfolio included 6 retail properties. The weighted average remaining lease term of these retail properties was approximately thirteen years. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

Company Share	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022 & Thereafter	Total
Square Feet Expiring (2)	6,001	12,189	6,666	4,634	18,298	14,239	3,418	3,426	8,530	253,536	330,937
% of Leased Space	2%	4%	2%	1%	5%	4%	1%	1%	3%	77%	100%
Annual Contractual Rent ($000s) (1)	$126	$223	$131	$92	$484	$335	$84	$63	$243	$2,841	$4,622
Annual Contractual Rent per Square Foot (1)	$21.03	$18.31	$19.64	$19.96	$26.46	$23.55	$24.51	$18.39	$28.50	$11.20	$13.97

(1) Annual Contractual Rent shown is the estimated rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which, in most of the office leases, includes a base year of operating expenses.
(2) Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
TOP 20 TENANTS
As of September 30, 2013

	Tenant (1)	Company Share of Annualized Base Rent (2)	Average Remaining Lease Term (Years)
1.	Occidental Oil & Gas Corp.	7%	13
2.	Apache Corporation	4%	5
3.	Transocean Offshore Deepwater	3%	3
4.	Deloitte & Touche	3%	11
5.	Invesco Management Group, Inc	2%	10
6.	American Cancer Society	2%	9
7.	Smith, Gambrell & Russell, LLP	2%	8
8.	Jacobs Engineering Group Inc.	2%	—
9.	ExxonMobil Corporation	2%	1
10.	Stewart Information Services	2%	3
11.	US South Communications	2%	8
12.	Internap Network Services	2%	7
13.	CPL Retail Energy, LP	2%	5
14.	FRAC TECH SERVICES LLC	1%	5
15.	CB Richard Ellis, Inc.	1%	7
16.	Northside Hospital	1%	9
17.	IPR-GDF SUEZ North America	1%	7
18.	Bank of America (3)	1%	3
19.	MedAssets Net Revenue Systems, LLC	1%	2
20.	Gulf South Pipeline Company LP	1%	4
		42%	7

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)
Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent.

(3)	A portion of the Company's economic exposure for this tenant is limited to a fixed return through a joint venture arrangement.

NOTE:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
DEVELOPMENT PIPELINE (1)
As of September 30, 2013
($ in thousands)

Project	Type	Metropolitan Area	Company's Ownership Interest	Project Start Date	Number of Apartment Units/Square Feet	Estimated Project Cost (2)	Project Cost Incurred to Date (2)	Percent Leased	Percent Occupied	Initial Occupancy		Actual/Estimated Stabilization (5)

Colorado Tower	Office	Austin, TX	100%	2Q 13	371,000	$126,100	$14,576	19%	—%	4Q 14	(3)	4Q 15

Emory Point (Phase I)	Mixed	Atlanta, GA	75%	2Q 11		$102,300	$90,167

Apartments					443			92%	91%	3Q 12	(4)	3Q 13
Retail					80,000			84%	82%	4Q 12	(4)	1Q 14

(1) This schedule shows projects currently under active development through the point of stabilization. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected stabilization dates are also estimates and are subject to change as the project proceeds through the development process.
(2) Amount represents 100% of the estimated project cost. Colorado Tower is being funded by the Company and Emory Point is being funded with a combination of equity from the partners and a $61.1 million construction loan. As of September 30, 2013, $56.3 million was outstanding under the Emory Point construction loan.
(3) Represents the quarter within which the Company estimates the first office square feet to be occupied.
(4) Represents the actual quarter within which the first retail space was open for operations and the quarter that the first apartment unit was occupied.
(5) Stabilization represents the quarter within which the Company estimates it will achieve 90% economic occupancy.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
INVENTORY OF LAND HELD
As of September 30, 2013
($ in thousands)

	Metropolitan Area	Company's Ownership Interest	Developable Land Area (Acres)
COMMERCIAL

North Point	Atlanta	100.00%	32
Wildwood Office Park	Atlanta	50.00%	30
Wildwood Office Park	Atlanta	100.00%	11
The Avenue Forsyth-Adjacent Land	Atlanta	100.00%	11
549 / 555 / 557 Peachtree Street	Atlanta	100.00%	1
Georgia			85

Round Rock	Austin	100.00%	51
Research Park V	Austin	100.00%	6
Texas			57

Highland City Town Center-Outparcels, Adjacent Land (1) (2) (3)	Lakeland	50.50%	55
Florida			55

The Shops of Lee Village-Outparcels (2) (3)	Nashville	50.50%	5
Tennessee			5

TOTAL COMMERCIAL LAND ACRES HELD			202

COMPANY'S SHARE OF TOTAL ACRES HELD			156

COST BASIS OF COMMERCIAL LAND HELD			$49,757

COMPANY'S SHARE OF COST BASIS OF COMMERCIAL LAND HELD			$25,152

RESIDENTIAL (4)

Paulding County	Atlanta	50.00%	5,497
Blalock Lakes	Atlanta	100.00%	2,662
Callaway Gardens (5)	Atlanta	100.00%	218
Longleaf at Callaway	Atlanta	100.00%	3
Georgia			8,380

Padre Island	Corpus Christi	50.00%	15
Texas			15

TOTAL RESIDENTIAL LAND ACRES HELD			8,395

COMPANY'S SHARE OF TOTAL ACRES HELD			5,639

COST BASIS OF RESIDENTIAL LAND HELD			$25,941

COMPANY'S SHARE OF COST BASIS OF RESIDENTIAL LAND HELD			$19,842

GRAND TOTAL COMPANY'S SHARE OF ACRES			5,795

GRAND TOTAL COMPANY'S SHARE OF COST BASIS OF LAND HELD			$44,994

(1) Land is adjacent to an existing retail center and is anticipated to either be sold to a third party or developed as an additional phase of the retail center.
(2) Land relates to outparcels available for sale or ground lease.
(3) This project is owned through a joint venture with a third party who has contributed equity. See Joint Venture Information included herein for further details.
(4) Residential represents land that may be sold to third parties as lots or in large tracts for residential or commercial development.
(5) Company's ownership interest is shown at 100% as Callaway Gardens is owned in a joint venture which is consolidated with the Company. See Joint Venture Information included herein for further details.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
DEBT OUTSTANDING
As of September 30, 2013
($ in thousands)

						Company's Share of Debt Maturities and Principal Payments
Description (Interest Rate Base, if not fixed)	Company's Ownership Interest		Rate End of Quarter	Maturity Date		2013	2014	2015	2016	2017	Thereafter	Total	Company's Share Recourse (1)

CONSOLIDATED DEBT

Floating Rate Debt
Mahan Village (LIBOR + 1.65%; $15mm facility)	100.00%	(2)	1.83%	9/12/14		$—	$14,463	$—	$—	$—	$—	$14,463	$3,616
Credit Facility, Unsecured (LIBOR + 1.50%-2.10%; $350mm facility) (3)	100.00%		1.68%	2/28/16		—	—	—	51,075	—	—	51,075	51,075
Total Floating Rate Debt						—	14,463	—	51,075	—	—	65,538	54,691

Fixed Rate Debt
Callaway Gardens	100.00%		4.13%	11/18/13		174	—	—	—	—	—	174	—
The Points at Waterview	100.00%		5.66%	1/1/16		130	542	573	14,025	—	—	15,270	—
The American Cancer Society Center (4)	100.00%		6.45%	9/1/17		397	1,632	1,741	1,834	127,508	—	133,112	—
191 Peachtree Tower	100.00%		3.35%	10/1/18		—	—	—	1,305	2,013	96,682	100,000	—
Meridian Mark Plaza	100.00%		6.00%	8/1/20		97	405	430	456	484	24,038	25,910	—
Post Oak Central	100.00%		4.26%	10/1/20		520	3,200	3,339	3,485	3,636	174,650	188,830	—
Promenade	100.00%		4.27%	10/1/22		427	2,628	2,742	2,862	2,986	102,355	114,000	—
Total Fixed Rate Debt						1,745	8,407	8,825	23,967	136,627	397,725	577,296	—

TOTAL CONSOLIDATED DEBT						$1,745	$22,870	$8,825	$75,042	$136,627	$397,725	$642,834	$54,691

UNCONSOLIDATED DEBT

Floating Rate Debt
Emory Point (LIBOR + 1.85%, $61.1mm facility)	75.00%		2.03%	6/28/14	(5)	—	42,235	—	—	—	—	42,235	11,456
Highland City Town Center (LIBOR + 2.65%)	50.50%	(2)	2.83%	1/1/16		28	116	123	4,938	—	—	5,205	—
Creek Plantation Village (LIBOR + 2.65%)	50.50%	(2)	2.83%	1/1/16		16	67	71	2,867	—	—	3,021	—
Mt. Juliet Village (LIBOR + 2.85%; $9.2mm facility)	50.50%	(2)	3.03%	1/1/16		14	58	62	2,935	—	—	3,069	1,538
The Shops of Lee Village (LIBOR + 2.85%; $7.1mm facility)	50.50%	(2)	3.03%	1/1/16		13	53	56	2,648	—	—	2,770	1,388
Total Floating Rate Debt						71	42,529	312	13,388	—	—	56,300	14,382

Fixed Rate Debt
Gateway Village (6)	50.00%		6.41%	12/1/16		2,027	8,439	8,997	8,768	—	—	28,231	—
Terminus 100	50.00%		5.25%	1/1/23		278	1,150	1,212	1,277	1,346	61,986	67,249	—
Terminus 200	50.00%		3.79%	1/1/23		—	—	—	559	770	39,671	41,000	—
Emory University Hospital Midtown Medical Office Tower	50.00%		3.50%	6/1/23		—	—	357	732	758	35,653	37,500	—
Total Fixed Rate Debt						2,305	9,589	10,566	11,336	2,874	137,310	173,980	—

TOTAL UNCONSOLIDATED DEBT						$2,376	$52,118	$10,878	$24,724	$2,874	$137,310	$230,280	$14,382

TOTAL DEBT						$4,121	$74,988	$19,703	$99,766	$139,501	$535,035	$873,114	$69,073

TOTAL MATURITIES (7)						$174	$56,698	$—	$78,488	$127,508	$496,485	$759,354
% OF MATURITIES						—%	7%	—%	10%	17%	66%	100%
Floating and Fixed Rate Debt Analysis

	Total Debt ($)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Yrs.)
Floating Rate Debt	$121,838	14%	1.96%	1.6
Fixed Rate Debt	751,276	86%	4.72%	6.7
Total Debt	$873,114	100%	4.34%	6.0

(1) Non-recourse loans are subject to customary carve-outs.
(2) The ownership percentage of the venture holding these loans and the allocation of results of operations and/or gain or loss on property sales may be disproportionate.
(3) Total borrowing capacity of the Credit Facility at September 30, 2013 was $350 million. The spread over LIBOR at September 30, 2013 was 1.50%.
(4) The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.
(5) On October 9, 2013, the loan was amended to, among other things, extend the maturity date to October 9, 2014 and add two additional 1-year extension periods.
(6) See Joint Venture Information for further details on the Gateway Village venture structure. Based on the structure of the venture and the nature of the related debt, the Company excludes the Gateway Village debt in certain of its leverage calculations.
(7) Maturities include lump sum principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
JOINT VENTURE INFORMATION
As of September 30, 2013

Cash Flows to Cousins
Unconsolidated Joint Ventures	Properties	Operating	Capital Transactions/Other	GAAP Accounting
Charlotte Gateway Village LLC	Gateway Village	Preferred return on investment of 11.46%.	50% of proceeds after partner receives preference of $66.8 million until a 17% leveraged IRR. Thereafter, 20% of remaining proceeds.	Recognize 11.46% of invested capital each period.
Terminus Office Holdings LLC	Terminus 100, Terminus 200	50% of operating cash flows until partner receives an agreed upon return. Thereafter, the Company may receive additional promoted interest if certain return thresholds are met.	Same as operating cash flows.	Recognize 50% of net income from venture.
CL Realty	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.
Cousins Watkins LLC	Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village, Highland City Town Center	Preferred return of 9%, 39.65% of remaining operating cash flows.	All proceeds until a 16% leveraged IRR. Then, partner receives their unreturned capital. Thereafter, 39.65% of remaining proceeds.	Recognize net income equal to 16% of investment.
Temco Associates LLC	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.
EP I LLC	Emory Point	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.
Crawford Long-CPI, LLC	Emory University Hospital Midtown Medical Office Tower	50% of Operating Cash Flows.	50% of proceeds.	Recognize 50% of net income from venture.
Wildwood Associates	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.

Consolidated Joint Ventures
Cousins/Callaway LLC	Land	The first $2.0 million of cash flow; 77% of the next $17.7 million of cash flow; 50% of remaining cash flow until a IRR of 20%; 40% of remaining cash flow until a 25% IRR; 25% of remainder.	Same as operating cash flow.	Recognize revenues and expenses as if a wholly-owned property. Recognize minority interest based on amounts earned by partner.
Cousins/Daniel LLC	Lakeshore Park Plaza, 600 University Park Place	Through preferred returns, all operating cash flows.	All capital proceeds.	Recognize revenues and expenses as if a wholly-owned property. No minority interest currently recorded.
Mahan Village LLC	Mahan Village	Preferred return of 9% and 87% of remainder after partner receives 9% preferred return.	All proceeds until a 16% leveraged IRR. Then 75% of remaining proceeds after partner receives its investment and a 9% preferred return.	Recognize revenues and expenses as if a wholly-owned property. Recognize minority interest based on amounts earned by partner.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 YTD
2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:

TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	16,602	1,933	2,393	4,825	4,031	13,181	2,865	1,524	2,642	7,031
SECOND GENERATION BUILDING IMPROVEMENTS	464	155	730	137	250	1,271	79	1,589	200	1,868
	17,067	2,087	3,122	4,962	4,281	14,453	2,944	3,113	2,842	8,900
RETAIL:
SECOND GENERATION LEASING RELATED COSTS	2,074	246	64	116	180	605	88	239	133	460
TOTAL 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	19,140	2,333	3,186	5,077	4,461	15,058	3,032	3,352	2,976	9,360

NET OPERATING INCOME:

OFFICE CONSOLIDATED PROPERTIES	57,177	16,449	16,397	17,122	17,259	67,227	18,531	19,763	26,114	64,408
RETAIL CONSOLIDATED PROPERTIES	(1)	—	4	57	259	320	389	390	364	1,143
NET OPERATING INCOME - CONSOLIDATED	57,179	16,449	16,401	17,179	17,518	67,547	18,920	20,153	26,478	65,551

RENTAL PROPERTY REVENUES	100,414	28,300	28,922	31,125	32,072	120,417	34,749	38,729	49,208	122,686
RENTAL PROPERTY OPERATING EXPENSES	(43,235)	(11,848)	(12,521)	(13,946)	(14,554)	(52,870)	(15,829)	(18,576)	(22,730)	(57,135)
NET OPERATING INCOME - CONSOLIDATED	57,179	16,452	16,401	17,179	17,518	67,547	18,920	20,153	26,478	65,551

INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	46,275	9,193	7,753	6,522	4,239	27,707	1,376	1,311	1,237	3,924
RENTAL PROPERTY OPERATING EXPENSES	(17,155)	(2,658)	(2,663)	(1,962)	(1,113)	(8,394)	(573)	(474)	(423)	(1,470)
NET OPERATING INCOME	29,120	6,535	5,090	4,560	3,126	19,313	803	837	814	2,454

TERMINATION FEES	77	192	13	3,232	75	3,512	—	—	—	—
INTEREST AND OTHER INCOME (EXPENSE)	41	(17)	(14)	2	(3)	(32)	(4)	(9)	4	(9)
FFO FROM DISCONTINUED OPERATING PROPERTIES	29,238	6,710	5,089	7,794	3,198	22,793	799	828	818	2,445

THIRD PARTY MANAGEMENT AND LEASING REVENUES	19,359	4,711	6,029	4,789	836	16,365	74	2	—	76
THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(16,585)	(4,300)	(4,607)	(4,260)	(508)	(13,675)	(53)	(27)	(14)	(94)
FFO FROM THIRD PARTY MANAGEMENT AND LEASING	2,774	411	1,422	529	328	2,690	21	(25)	(14)	(18)

FFO FROM DISCONTINUED OPERATIONS	32,012	7,121	6,511	8,323	3,526	25,483	820	803	804	2,427

DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(21,497)	(4,242)	(2,967)	(3,600)	(541)	(11,349)	(510)	(524)	—	(1,034)
IMPAIRMENT LOSSES	(10,945)	(12,233)	—	—	(1,558)	(13,791)	—	—	—	—

INCOME FROM DISCONTINUED OPERATIONS	(429)	(9,355)	3,544	4,723	1,427	343	310	279	804	1,393

RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES AND COST OF SALES:
CONSOLIDATED:
RESIDENTIAL LOT AND OUTPARCEL SALES - CONSOLIDATED:
RESIDENTIAL LOT SALES	3,015	949	535	732	400	2,616	460	283	155	898
OUTPARCEL SALES	—	—	—	—	—	—	503	150	—	653
TOTAL RESIDENTIAL LOT AND OUTPARCEL SALES	3,015	949	535	732	400	2,616	963	433	155	1,551

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 YTD
RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - CONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	2,941	564	416	354	87	1,420	460	283	147	889
OUTPARCEL COST OF SALES	(50)	—	—	—	—	—	503	150	—	653
TOTAL RESIDENTIAL LOT AND OUTPARCEL COST OF SALES-CONSOLIDATED	2,891	564	416	354	87	1,420	963	433	147	1,543

TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	3,258	—	(30)	—	—	(30)	242	276	602	1,120
RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY
SALES LESS COST OF SALES - CONSOLIDATED	3,382	385	90	378	313	1,166	243	276	611	1,129

SUMMARY - CONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	74	385	120	378	313	1,196	—	—	8	8
OUTPARCEL SALES LESS COST OF SALES	50	—	—	—	—	—	—	—	—	—
TRACT SALES LESS COST OF SALES	3,258	—	(30)	—	3,750	3,720	242	276	602	1,120
TOTAL CONSOLIDATED SALES LESS COST OF SALES	3,382	385	90	378	4,063	4,916	242	276	611	1,128

OTHER SALES AND COST OF SALES:
CONSOLIDATED:
OTHER SALES - CONSOLIDATED:
OTHER SALES	4,664	—	174	—	520	694	340	—	—	340
OTHER COST OF SALES	(2,487)	—	(119)	—	(294)	(413)	(182)	—	—	(182)
OTHER SALES LESS COST OF SALES - CONSOLIDATED	2,177	—	55	—	226	281	158	—	—	158

UNCONSOLIDATED:
OTHER SALES - UNCONSOLIDATED:
OTHER SALES	—	—	—	—	—	—	—	—	—	—
OTHER COST OF SALES	(5)	—	—	—	—	—	—	—	—	—
OTHER, NET	77	(1)	(2)	—	31	28	10	(8)	(6)	(4)
OTHER SALES LESS COST OF SALES - SHARE OF UNCONSOLIDATED	72	(1)	(2)	—	31	28	10	(8)	(6)	(4)
TOTAL OTHER SALES FFO	2,249	(1)	53	—	257	309	168	(8)	(6)	154

UNCONSOLIDATED:
RESIDENTIAL LOT AND TRACT SALES - UNCONSOLIDATED:
RESIDENTIAL LOT SALES	7,343	—	—	—	—	—	—	—	—	—
OUTPARCEL SALES	—	—	—	—	—	—	—	—	475	475
TRACT SALES	794	176	—	—	—	176	—	—	90	90
TOTAL RESIDENTIAL LOT AND TRACT SALES	8,137	176	—	—	—	176	—	—	565	565

RESIDENTIAL LOT AND TRACT COST OF SALES - UNCONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	5,770	—	—	—	—	—	—	—	—	—
OUTPARCEL COST OF SALES	—	—	—	—	—	—	—	—	360	360
TRACT COST OF SALES	513	176	—	—	—	176	—	—	90	90
TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES	6,283	176	—	—	—	176	—	—	451	451
RESIDENTIAL LOT AND TRACT SALES LESS COST OF SALES -UNCONSOLIDATED	1,854	—	—	—	—	—	—	—	115	115

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 YTD

SUMMARY - UNCONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	1,573	—	—	—	—	—	—	—	—	—
OUTPARCEL SALES LESS COST OF SALES	—	—	—	—	—	—	—	—	115	115
TRACT SALES LESS COST OF SALES	281	—	—	—	—	—	—	—	—	—
RESIDENTIAL LOT AND TRACT SALES LESS COST OF
SALES - SHARE OF UNCONSOLIDATED	1,854	—	—	—	—	—	—	—	115	115
TOTAL RESIDENTIAL LOT AND TRACT SALES LESS COST OF SALES	5,236	385	90	378	4,063	4,916	242	276	725	1,243

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
NET OPERATING INCOME:
OFFICE PROPERTIES	13,592	3,661	3,271	3,210	2,613	12,755	3,373	4,206	4,289	11,868
RETAIL PROPERTIES	10,666	2,608	2,666	2,671	2,774	10,719	3,031	3,000	2,392	8,423
OTHER PROPERTIES	—	—	—	—	122	122	43	376	861	1,280
NET OPERATING INCOME	24,258	6,269	5,937	5,881	5,509	23,596	6,447	7,582	7,542	21,571
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES	1,854	—	—	—	—	—	—	—	115	115
OTHER SALES LESS COST OF SALES	73	(1)	(2)	—	31	28	10	(8)	(6)	(4)
TERMINATION FEES	73	42	18	—	2	62	19	—	—	19
INTEREST EXPENSE	(4,338)	(1,179)	(1,062)	(966)	(1,014)	(4,221)	(1,710)	(2,332)	(2,075)	(6,117)
OTHER EXPENSE	(467)	(279)	(138)	(167)	(55)	(639)	112	82	187	381
IMPAIRMENT LOSSES	(29,003)	—	—	—	—	—	—	—	—	—
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(20)	(5)	(5)	(5)	—	(15)	(22)	(24)	(27)	(73)
FUNDS FROM OPERATIONS - UNCONSOLIDATED JOINT VENTURES	(7,570)	4,847	4,748	4,743	4,473	18,811	4,856	5,300	5,736	15,892
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	—	—	7,509	—	23,153	30,662	—	—	60,421	60,421
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(10,337)	(2,661)	(2,495)	(2,475)	(2,584)	(10,215)	(3,204)	(4,167)	(3,079)	(10,450)

NET INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	(17,906)	2,186	9,762	2,268	25,043	39,258	1,652	1,133	63,078	65,863

MARKET CAPITALIZATION
COMMON STOCK PRICE AT PERIOD END	6.41	7.58	7.75	7.94	8.35	8.35	10.69	10.10	10.29	10.29
NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	103,702	104,139	104,215	104,136	104,090	104,090	104,127	120,688	189,660	189,660
COMMON STOCK CAPITALIZATION	664,730	789,374	807,666	826,840	869,152	869,152	1,113,118	1,218,949	1,951,601	1,951,601

PREFERRED STOCK-SERIES A-PRICE AT LIQUIDATION VALUE	74,827	74,827	74,827	74,827	74,827	74,827	74,827	—	—	—
PREFERRED STOCK-SERIES B-PRICE AT LIQUIDATION VALUE	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775
PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602	94,775	94,775	94,775

DEBT	539,442	529,168	461,021	518,630	425,410	425,410	344,832	340,374	642,834	642,834
SHARE OF UNCONSOLIDATED DEBT	162,127	164,217	156,364	165,571	170,480	170,480	266,069	281,960	230,280	230,280
DEBT (2)	701,569	693,385	617,385	684,201	595,890	595,890	610,901	622,334	873,114	873,114

TOTAL MARKET CAPITALIZATION	1,535,901	1,652,361	1,594,654	1,680,643	1,634,644	1,634,644	1,893,620	1,936,057	2,919,490	2,919,490

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 YTD
LEVERAGE RATIOS
DEBT (2)	701,569	693,385	617,385	684,201	595,890	595,890	610,901	622,334	873,114	873,114
TOTAL MARKET CAPITALIZATION	1,535,901	1,652,361	1,594,654	1,680,643	1,634,644	1,634,644	1,893,620	1,936,057	2,919,490	2,919,490
DEBT (2) / TOTAL MARKET CAPITALIZATION	46%	42%	39%	41%	36%	36%	32%	32%	30%	30%

TOTAL ASSETS-CONSOLIDATED	1,235,535	1,199,634	1,135,315	1,199,101	1,124,242	1,124,242	1,096,444	1,200,788	2,263,766	2,263,766
ACCUMULATED DEPRECIATION-CONSOLIDATED	289,473	302,782	281,739	294,710	258,258	258,258	221,429	245,608	238,297	238,297
UNDEPRECIATED ASSETS-UNCONSOLIDATED (2)	516,686	467,303	454,388	461,500	403,141	403,141	575,323	562,475	432,750	432,750
LESS: INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	(160,587)	(141,180)	(140,303)	(139,782)	(97,868)	(97,868)	(128,541)	(127,948)	(98,183)	(98,183)
TOTAL UNDEPRECIATED ASSETS (2)	1,881,107	1,828,539	1,731,139	1,815,529	1,687,773	1,687,773	1,764,655	1,880,923	2,836,630	2,836,630
DEBT (2)	701,569	693,385	617,385	684,201	595,890	595,890	610,901	622,334	873,114	873,114
UNDEPRECIATED ASSETS (2)	1,881,107	1,828,539	1,731,139	1,815,529	1,687,773	1,687,773	1,764,655	1,880,923	2,836,630	2,836,630
DEBT (2) / TOTAL UNDEPRECIATED ASSETS (2)	37%	38%	36%	38%	35%	35%	35%	33%	31%	31%

DEBT (2)	701,569	693,385	617,385	684,201	595,890	595,890	610,901	622,334	873,114	873,114
PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602	94,775	94,775	94,775
DEBT (2) + PREFERRED	871,171	862,987	786,987	853,803	765,492	765,492	780,503	717,109	967,889	967,889
TOTAL MARKET CAPITALIZATION	1,535,901	1,652,361	1,594,654	1,680,643	1,634,644	1,634,644	1,893,620	1,936,057	2,919,490	2,919,490
DEBT (2) + PREFERRED / TOTAL MARKET CAPITALIZATION	57%	52%	49%	51%	47%	47%	41%	37%	33%	33%

DEBT (2) + PREFERRED	871,171	862,987	786,987	853,803	765,492	765,492	780,503	717,109	967,889	967,889
TOTAL UNDEPRECIATED ASSETS (2)	1,881,107	1,828,539	1,731,139	1,815,529	1,687,773	1,687,773	1,764,655	1,880,923	2,836,630	2,836,630
DEBT (2) + PREFERRED / TOTAL UNDEPRECIATED ASSETS (2)	46%	47%	45%	47%	45%	45%	44%	38%	34%	34%

EBITDA (2)
FFO	(76,875)	13,488	13,152	25,685	14,167	66,492	11,461	14,158	17,226	42,845
INTEREST EXPENSE	32,515	7,447	6,937	6,759	7,011	28,154	6,645	6,573	7,224	20,442
NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	1,708	369	228	261	232	1,090	205	213	219	637
INCOME TAX PROVISION (BENEFIT)	(186)	27	33	60	(30)	90	1	1	1	3
IMPAIRMENT LOSSES	129,134	—	—	488	—	488	—	—	—	—
PREDEVELOPMENT CHARGES	937	—	—	—	—	—	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT	74	94	—	—	—	94	—	—	—	—
GAIN ON SALE OF THIRD PARTY BUSINESS	—	—	—	(7,384)	(75)	(7,459)	—	—	(4,531)	(4,531)
PARTICIPATION INTEREST INCOME	—	—	—	(3,366)	—	(3,366)	—	—	—	—
ACQUISITION AND RELATED COSTS	468	78	67	350	299	794	235	333	6,859	7,427
PREFERRED STOCK DIVIDENDS AND ORIGINAL ISSUANCE COSTS	12,907	3,227	3,227	3,226	3,227	12,907	3,227	5,883	1,777	10,887
EBITDA (2)	100,682	24,730	23,644	26,079	24,831	99,284	21,774	27,161	28,775	77,710

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 YTD
COVERAGE RATIOS (2)
EBITDA	100,682	24,730	23,644	26,079	24,831	99,284	21,774	27,161	28,775	77,710
INTEREST EXPENSE	32,515	7,447	6,937	6,759	7,011	28,154	6,645	6,573	7,224	20,442
INTEREST COVERAGE RATIO (2)	3.10	3.32	3.41	3.86	3.54	3.53	3.28	4.13	3.98	3.80

INTEREST EXPENSE	32,515	7,447	6,937	6,759	7,011	28,154	6,645	6,573	7,224	20,442
SCHEDULED PRINCIPAL PAYMENTS	7,279	2,123	2,045	1,755	1,846	7,769	1,855	1,728	1,528	5,110
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	3,226	3,227	12,907	3,227	3,227	1,777	8,231
FIXED CHARGES	52,701	12,797	12,209	11,740	12,084	48,830	11,727	11,528	10,529	33,783
EBITDA	100,682	24,730	23,644	26,079	24,831	99,284	21,774	27,161	28,775	77,710
FIXED CHARGES COVERAGE RATIO (2)	1.91	1.93	1.94	2.22	2.05	2.03	1.86	2.36	2.73	2.30

DEBT (2)	701,569	693,385	617,385	684,201	595,890	595,890	610,901	622,334	873,114	873,114
ANNUALIZED EBITDA (3)	108,800	98,920	94,576	104,316	99,324	99,324	87,096	108,644	115,100	115,100
DEBT (2) / ANNUALIZED EBITDA (3)	6.45	7.01	6.53	6.56	6.00	6.00	7.01	5.73	7.59	7.59

DIVIDEND RATIOS
REGULAR COMMON DIVIDENDS:
CASH COMMON DIVIDENDS	18,651	4,687	4,686	4,690	4,685	18,748	4,688	5,429	8,536	18,653
FFO	(76,875)	13,488	13,152	25,685	14,167	66,492	11,461	14,158	17,226	42,845
FFO PAYOUT RATIO	(24)%	35%	36%	18%	33%	28%	41%	38%	50%	44%

FFO BEFORE CERTAIN CHARGES
FFO	(76,875)	13,488	13,152	25,685	14,167	66,492	11,461	14,158	17,226	42,845
PREFERRED STOCK ORIGINAL ISSUANCE COSTS	—	—	—	—	—	—	—	2,656	—	2,656
IMPAIRMENT LOSSES (2)	129,134	—	—	488	—	488	—	—	—	—
PREDEVELOPMENT & OTHER CHARGES	937	(1,185)	—	—	—	(1,185)	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT	74	94	—	—	—	94	—	—	—	—
ACQUISITION AND RELATED COSTS	468	78	67	350	299	794	235	333	6,859	7,427
GAIN ON SALE OF THIRD PARTY BUSINESS	—	—	—	(7,384)	(75)	(7,459)	—	—	(4,531)	(4,531)
PARTICIPATION INTEREST INCOME	—	—	—	(3,366)	—	(3,366)	—	—	—	—
SEPARATION CHARGES	197	213	79	574	1,118	1,985	—	—	520	520
FFO BEFORE CERTAIN CHARGES	53,935	12,688	13,298	16,347	15,509	57,843	11,696	17,147	20,074	48,917
FFO BEFORE CERTAIN CHARGES PAYOUT RATIO	35%	37%	35%	29%	30%	32%	40%	32%	43%	38%

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 YTD
FAD (2)
FFO	(76,875)	13,488	13,152	25,685	14,167	66,492	11,461	14,158	17,226	42,845
FAS 13	(11,076)	(2,686)	(2,152)	(1,823)	(1,659)	(8,319)	(2,346)	(2,204)	(3,244)	(7,794)
ABOVE AND BELOW MARKET RENTS	(26)	108	87	124	174	493	(185)	(586)	(994)	(1,765)
SECOND GENERATION CAPEX	(19,140)	(2,333)	(3,186)	(5,077)	(4,461)	(15,058)	(3,032)	(3,352)	(2,976)	(9,360)
FAD (2)	(107,117)	8,577	7,901	18,909	8,222	43,608	5,897	8,016	10,012	23,926
COMMON DIVIDENDS	18,651	4,687	4,686	4,690	4,685	18,748	4,688	5,429	8,536	18,653
FAD PAYOUT RATIO (2)	(17)%	55%	59%	25%	57%	43%	79%	68%	85%	78%

FAD BEFORE CERTAIN CHARGES
FAD (2)	(107,117)	8,577	7,901	18,909	8,222	43,608	5,897	8,016	10,012	23,926
PREFERRED STOCK ORIGINAL ISSUANCE COSTS	—	—	—	—	—	—	—	2,656	—	2,656
IMPAIRMENT LOSSES (2)	129,134	—	—	488	—	488	—	—	—	—
PREDEVELOPMENT & OTHER CHARGES	937	(1,185)	—	—	—	(1,185)	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT	74	94	—	—	—	94	—	—	—	—
ACQUISITION AND RELATED COSTS	468	78	67	350	299	794	235	333	6,859	7,427
GAIN ON SALE OF THIRD PARTY BUSINESS	—	—	—	(7,384)	(75)	(7,459)	—	—	(4,531)	(4,531)
PARTICIPATION INTEREST INCOME	—	—	—	(3,366)	—	(3,366)	—	—	—	—
SEPARATION CHARGES	197	213	79	574	1,118	1,984	—	—	520	520
FAD BEFORE CERTAIN CHARGES	23,693	7,777	8,047	9,571	9,564	34,958	6,132	11,005	12,860	29,998
FAD BEFORE CERTAIN CHARGES PAYOUT RATIO	79%	60%	58%	49%	49%	54%	76%	49%	66%	62%

OPERATIONS RATIOS
REVENUES	123,864	33,377	32,496	39,286	37,928	143,088	39,894	44,158	52,075	136,127
REVENUES FROM DISCONTINUED OPERATIONS	65,814	14,096	13,795	14,553	5,153	47,597	1,450	1,314	1,247	4,011
REVENUES INCLUDING DISCONTINUED OPERATIONS	189,678	47,473	46,291	53,839	43,081	190,685	41,344	45,472	53,322	140,138

GENERAL AND ADMINISTRATIVE EXPENSES	24,166	6,623	5,646	5,255	5,684	23,208	6,069	4,552	6,635	17,256
REVENUES INCLUDING DISCONTINUED OPERATIONS	189,678	47,473	46,291	53,839	43,081	190,685	41,344	45,472	53,322	140,138
GENERAL AND ADMINISTRATIVE EXPENSES/REVENUES INCLUDING DISCONTINUED OPERATIONS	12.7%	14.0%	12.2%	9.8%	13.2%	12.2%	14.7%	10.0%	12.4%	12.3%

TOTAL UNDEPRECIATED ASSETS (2)	1,881,107	1,828,539	1,731,139	1,815,529	1,687,773	1,687,773	1,764,655	1,880,923	2,836,630	2,836,630
ANNUALIZED GENERAL AND ADMINISTRATIVE EXPENSES (3) / TOTAL UNDEPRECIATED ASSETS	1.3%	1.4%	1.3%	1.2%	1.3%	1.2%	1.4%	1.0%	0.9%	0.9%

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	Three Months Ended			Nine Months Ended
	September 30, 2013	September 30, 2012	June 30, 2013	September 30, 2013	September 30, 2012
Net Operating Income
Same Property	$15,173	$14,513	$15,020	$45,540	$43,329
Non-Same Property	19,657	13,107	13,552	44,032	40,972
Consolidated Property Net Operating Income	$34,830	$27,620	$28,572	$89,572	$84,301

Less: Non-Cash Items
Straight-line rent	$3,139	$2,315	$2,272	$7,817	$8,122
Other	665	(16)	243	821	23
Non-Cash Items	3,804	2,299	2,515	8,638	8,145

Cash Basis Property Net Operating Income
Same Property	14,053	13,628	13,978	41,984	40,129
Non-Same Property	16,973	11,693	12,079	38,949	36,028
Cash Basis Property Net Operating Income	$31,026	$25,321	$26,057	$80,933	$76,157

Net Operating Income (4)
Operating Properties	$26,478	$17,179	$20,156	$65,551	$50,030
Discontinued Operations	814	4,560	837	2,454	16,188
Share of Unconsolidated Joint Ventures	7,538	5,881	7,579	21,567	18,083
Total Net Operating Income	$34,830	$27,620	$28,572	$89,572	$84,301

(1) AMOUNTS MAY DIFFER SLIGHTLY FROM OTHER SCHEDULES CONTAINED HEREIN DUE TO ROUNDING.
(2) INCLUDES COMPANY SHARE OF UNCONSOLIDATED JOINT VENTURES.
(3) ANNUALIZED REPRESENTS QUARTER AMOUNT ANNUALIZED.
(4) SEE RECONCILIATION ABOVE WITHIN PREVIOUS PAGES OF THE CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
DISCUSSION OF NON-GAAP FINANCIAL MEASURES

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.
“Cash Basis Net Operating Income” represents Net Operating Income excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.
“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, predevelopment charges, loss on debt extinguishment, gain on sale of third party business, participation interest income, acquisition and related costs, and preferred stock dividends and original issuance costs. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company's level of debt.
"Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight-line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company's dividend policy with other real estate companies.
“FAD Before Certain Charges” represents FAD before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and related costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FAD Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations and dividend policy with other real estate companies.
“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts' (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.
“FFO Before Certain Charges” represents FFO before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and related costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations with other real estate companies.
“Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above.
“Same Property Net Operating Income” represents Net Operating income for those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Same-Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.